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                                                                      Exhibit 10


                        Consent of Independent Auditors



We consent to the references to our firm under the captions "Financial Statements" in the Prospectuses and Statements of Additional Information, "Auditors" in the Prospectuses, "Independent Auditors" in the Statements of Additional Information, and to the use of our reports (1) dated February 1, 2002 with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the contract owners of the Advisor's Edge Variable Annuity, (2) dated February 1, 2002 with respect to the financial statements of certain subaccounts of Peoples Benefit Life Insurance Company Separate Account V, which are available for investment by the contract owners of the Advisor's Edge Select Variable Annuity and (3) dated February 15, 2002 with respect to the statutory-basis financial statements and schedules of Peoples Benefit Life Insurance Company included in Post-Effective Amendment No. 18 to the Registration Statement (Form N-4 No. 33-80958) and related Prospectuses of the Advisor's Edge Variable Annuity and Advisor's Edge Select Variable Annuity.



Des Moines, Iowa
April 25, 2002